Exhibit (h)(6)

Exhibit A to the Amended and Restated Fund Administration Servicing Agreement

Separate Series of the Innovator ETFs® Trust

Funds with an expense cap structure and where Non-Defined Outcome Minimums apply

Innovator IBD® 50 ETF

Funds with a unitary fee structure and where Non-Defined Outcome Minimums apply

Innovator IBD® Breakout Opportunities ETF

Innovator Deepwater Frontier Tech ETF

Innovator S&P Investment Grade Preferred ETF

Innovator Laddered Allocation Buffer ETF™

Innovator Laddered Allocation Power Buffer ETF™

Innovator Uncapped Accelerated U.S. Equity ETF™

Innovator Gradient Tactical Rotation Strategy ETF

Innovator Equity Managed Floor ETF®

Innovator Nasdaq-100® Managed Floor ETF®

Innovator U.S. Small Cap Managed Floor ETF®

Innovator Hedged Nasdaq-100® ETF

Funds with a unitary fee structure and where Defined Outcome Minimums apply

Innovator U.S. Equity Buffer ETF™ – January

Innovator U.S. Equity Buffer ETF™ – February

Innovator U.S. Equity Buffer ETF™ – March

Innovator U.S. Equity Buffer ETF™ – April

Innovator U.S. Equity Buffer ETF™ – May

Innovator U.S. Equity Buffer ETF™ – June

Innovator U.S. Equity Buffer ETF™ – July

Innovator U.S. Equity Buffer ETF™ – August

Innovator U.S. Equity Buffer ETF™ – September

Innovator U.S. Equity Buffer ETF™ – October

Innovator U.S. Equity Buffer ETF™ – November

Innovator U.S. Equity Buffer ETF™ – December

Innovator U.S. Equity Power Buffer ETF™ – January

Innovator U.S. Equity Power Buffer ETF™ – February

Innovator U.S. Equity Power Buffer ETF™ – March

Innovator U.S. Equity Power Buffer ETF™ – April

Innovator U.S. Equity Power Buffer ETF™ – May

Innovator U.S. Equity Power Buffer ETF™ – June

Innovator U.S. Equity Power Buffer ETF™ – July

Innovator U.S. Equity Power Buffer ETF™ – August

Innovator U.S. Equity Power Buffer ETF™ – September

Innovator U.S. Equity Power Buffer ETF™ – October

Innovator U.S. Equity Power Buffer ETF™ – November

Innovator U.S. Equity Power Buffer ETF™ – December

Innovator U.S. Equity Ultra Buffer ETF™ – January

Innovator U.S. Equity Ultra Buffer ETF™ – February

Innovator U.S. Equity Ultra Buffer ETF™ – March

Innovator U.S. Equity Ultra Buffer ETF™ – April

Innovator U.S. Equity Ultra Buffer ETF™ – May

Innovator U.S. Equity Ultra Buffer ETF™ – June

Innovator U.S. Equity Ultra Buffer ETF™ – July

Innovator U.S. Equity Ultra Buffer ETF™ – August

Innovator U.S. Equity Ultra Buffer ETF™ – September

Innovator U.S. Equity Ultra Buffer ETF™ – October

Innovator U.S. Equity Ultra Buffer ETF™ – November

Innovator U.S. Equity Ultra Buffer ETF™ – December

Innovator International Developed Power Buffer ETF™ – January

Innovator International Developed Power Buffer ETF™ – February

Innovator International Developed Power Buffer ETF™ – March

Innovator International Developed Power Buffer ETF™ – April

Innovator International Developed Power Buffer ETF™ – May

Innovator International Developed Power Buffer ETF™ – June

Innovator International Developed Power Buffer ETF™ – July

Innovator International Developed Power Buffer ETF™ – August

Innovator International Developed Power Buffer ETF™ – September

Innovator International Developed Power Buffer ETF™ – October

Innovator International Developed Power Buffer ETF™ – November

Innovator International Developed Power Buffer ETF™ – December

Innovator Emerging Markets Power Buffer ETF™ – January

Innovator Emerging Markets Power Buffer ETF™ – April

Innovator Emerging Markets Power Buffer ETF™ – July

Innovator Emerging Markets Power Buffer ETF™ – October

Innovator U.S. Small Cap Power Buffer ETF™ – January

Innovator U.S. Small Cap Power Buffer ETF™ – April

Innovator U.S. Small Cap Power Buffer ETF™ – June

Innovator U.S. Small Cap Power Buffer ETF™ – July

Innovator U.S. Small Cap Power Buffer ETF™ – August

Innovator U.S. Small Cap Power Buffer ETF™ – September

Innovator U.S. Small Cap Power Buffer ETF™ – October

Innovator U.S. Small Cap Power Buffer ETF™ – November

Innovator U.S. Small Cap Power Buffer ETF™ – December

Innovator Growth-100 Power Buffer ETF™ – January

Innovator Growth-100 Power Buffer ETF™ – April

Innovator Growth-100 Power Buffer ETF™ – June

Innovator Growth-100 Power Buffer ETF™ – July

Innovator Growth-100 Power Buffer ETF™ – August

Innovator Growth-100 Power Buffer ETF™ – September

Innovator Growth-100 Power Buffer ETF™ – October

Innovator Growth-100 Power Buffer ETF™ – November

Innovator Growth-100 Power Buffer ETF™ – December

Innovator 20+ Year Treasury Bond 5 Floor ETF® – Quarterly

Innovator 20+ Year Treasury Bond 9 Buffer ETF™ – July

Innovator U.S. Equity Accelerated ETF® – January

Innovator U.S. Equity Accelerated ETF® – April

Innovator U.S. Equity Accelerated ETF® – July

Innovator U.S. Equity Accelerated ETF® – October

Innovator U.S. Equity Accelerated Plus ETF® – January

Innovator U.S. Equity Accelerated Plus ETF® – April

Innovator U.S. Equity Accelerated Plus ETF® – July

Innovator U.S. Equity Accelerated Plus ETF® – October

Innovator U.S. Equity Accelerated 9 Buffer ETF™ – January

Innovator U.S. Equity Accelerated 9 Buffer ETF™ – April

Innovator U.S. Equity Accelerated 9 Buffer ETF™ – July

Innovator U.S. Equity Accelerated 9 Buffer ETF™ – October

Innovator Growth Accelerated Plus ETF® – January

Innovator Growth Accelerated Plus ETF® – April

Innovator Growth Accelerated Plus ETF® – July

Innovator Growth Accelerated Plus ETF® – October

Innovator U.S. Equity Accelerated ETF® – Quarterly

Innovator Growth Accelerated ETF® – Quarterly

Innovator Defined Wealth Shield ETF

Innovator Buffer Step-Up Strategy ETF®

Innovator Power Buffer Step-Up Strategy ETF®

Innovator Premium Income 10 Barrier ETF™ – January

Innovator Premium Income 10 Barrier ETF™ – April

Innovator Premium Income 10 Barrier ETF™ – July

Innovator Premium Income 10 Barrier ETF™ – October

Innovator Premium Income 20 Barrier ETF™ – January

Innovator Premium Income 20 Barrier ETF™ – April

Innovator Premium Income 20 Barrier ETF™ – July

Innovator Premium Income 20 Barrier ETF™ – October

Innovator Premium Income 30 Barrier ETF™ – January

Innovator Premium Income 30 Barrier ETF™ – April

Innovator Premium Income 30 Barrier ETF™ – July

Innovator Premium Income 30 Barrier ETF™ – October

Innovator Premium Income 40 Barrier ETF™ – January

Innovator Premium Income 40 Barrier ETF™ – April

Innovator Premium Income 40 Barrier ETF™ – July

Innovator Premium Income 40 Barrier ETF™ – October

Innovator Equity Defined Protection ETF™ – 2 Yr to July 2025

Innovator Equity Defined Protection ETF™ – 2 Yr to January 2026

Innovator Equity Defined Protection ETF™ – 2 Yr to April 2026

Innovator Equity Defined Protection ETF™ – 2 Yr to July 2026

Innovator Equity Defined Protection ETF™ – 2 Yr to October 2026

Innovator Equity Defined Protection ETF™ – 1 Yr July

Innovator Equity Defined Protection ETF™ – 1 Yr August

Innovator Equity Defined Protection ETF™ – 1 Yr September

Innovator Equity Defined Protection ETF™ – 1 Yr October

Innovator Equity Defined Protection ETF™ – 1 Yr November

Innovator Equity Defined Protection ETF™ – 1 Yr December

Innovator Equity Defined Protection ETF™ – 6 Mo Jan/Jul

Innovator Equity Defined Protection ETF™ – 6 Mo Apr/Oct

Innovator Premium Income 9 Buffer ETF™ – January

Innovator Premium Income 9 Buffer ETF™ – April

Innovator Premium Income 9 Buffer ETF™ – July

Innovator Premium Income 9 Buffer ETF™ – October

Innovator Premium Income 15 Buffer ETF™ – January

Innovator Premium Income 15 Buffer ETF™ – April

Innovator Premium Income 15 Buffer ETF™ – July

Innovator Premium Income 15 Buffer ETF™ – October

Innovator U.S. Equity 5 to 15 Buffer ETF™ – Quarterly

Innovator U.S. Equity 10 Buffer ETF™ – Quarterly

Innovator Nasdaq-100® 10 Buffer ETF™ – Quarterly

Innovator U.S. Small Cap 10 Buffer ETF™ – Quarterly

Innovator International Developed 10 Buffer ETF™ – Quarterly

Innovator Emerging Markets 10 Buffer ETF™ – Quarterly

4